Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS FIRST QUARTER 2015 REVENUES OF
$6.2 MILLION; RECURRING REVENUES OF 93%

Solid First Quarter Bookings of $6.4 Million Push Backlog Up to
$74.6 Million, a 19% Increase Over Same Quarter Year Ago

Atlanta, GA — June 9, 2015 — Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of transformational data-driven solutions to help healthcare providers reduce exposure to risk, enhance clinical, financial, and operational performance, and improve patient care, today announced financial results for the first quarter of 2015, which ended April 30, 2015.

Revenues for the three-month period ended April 30, 2015 decreased approximately 11% to $6.2 million versus $7.0 million in the comparable period of fiscal 2014. Adjusted EBITDA for the first quarter was $(1.3) million, down from $(0.5) million in the same period a year ago.

“While revenues for the first quarter declined from year ago period primarily due to the run rate impact of the previously discussed client attrition we experienced during fiscal year 2014, our solid bookings in Q1 has pushed our backlog to nearly $75 million. Today our committed, unimplemented quarterly recurring revenue stands at approximately $1.1 million, equating to nearly $4.5 million in annual revenues that are unrecognized at this time,” stated David W. Sides, President and CEO, Streamline Health Solutions, Inc.  “Given the healthy sales activity we are experiencing early into our second quarter, we firmly believe that our first quarter performance will represent the bottom of the curve.  We believe that our key fundamentals will show improvement in the coming quarters, from continued solid bookings, to improving top line revenue growth, to cash on the balance sheet and reduction in our debt.”

Highlights for the first quarter ended April 30, 2015 included:

•                  Revenues for the first quarter 2015 were $6.2 million;

•                  Adjusted EBITDA for the first quarter 2015 was $(1.3) million;

•                  Recorded net loss of $(1.9) million for the three-month period ended April 30, 2015;

•                  Maintenance and support revenues for the quarter decreased $0.5 million over the same period one year ago;

•                  New sales bookings for the quarter were $6.4 million; and

•                  Backlog at the end of the quarter was $74.6 million.

The Company will conduct a conference call to review the results on Tuesday, June 9, 2015 at 5:00 PM ET. Interested parties can access the call by dialing 888-572-7034 and then entering Conference ID 1005615. A live webcast will also be available; click here to register.

A replay of the conference call will be available from Tuesday, June 9, 2015 at 8:00 PM ET to Sunday, June 14, 2015 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 5377721.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge —- actionable insights that reduce exposure to risk, enhance operational performance, and improve patient care. Through our Looking Glass® Platform we provide clients with meaningful, intelligent SaaS-based solutions from patient engagement to reimbursement. We share a common calling and commitment to advance the quality of life and the quality of healthcare —- for society, our industry, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, cash position, debt, backlog, renewal sales, interoperability among the Company’s solutions, new client sales, success of the Company’s channel partner relationships and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	April 30,
	2015	2014
Revenues:
Systems sales	$298,616	$339,205
Professional services	350,959	608,951
Maintenance and support	3,654,065	4,171,812
Software as a service	1,865,802	1,831,202
Total revenues	6,169,442	6,951,170

Operating expenses:
Cost of systems sales	726,791	835,468
Cost of services	771,496	986,425
Cost of maintenance and support	816,905	960,186
Cost of software as a service	738,831	771,579
Selling, general and administrative	4,506,174	4,640,456
Research and development	2,224,193	2,350,443
Total operating expenses	9,784,390	10,544,557
Operating loss	(3,614,948)	(3,593,387)
Other income (expense):
Interest expense	(243,941)	(169,478)
Miscellaneous income	1,988,974	1,092,771
Loss before income taxes	(1,869,915)	(2,670,094)
Income tax expense	3,882	(1,145)
Net loss	$(1,866,033)	$(2,671,239)
Less: deemed dividends on Series A Preferred Shares	(295,657)	(229,766)
Net loss attributable to common shareholders	$(2,161,690)	$(2,901,005)
Basic net loss per common share	$(0.12)	$(0.16)
Number of shares used in basic per common share computation	18,600,957	18,146,232
Diluted net loss per common share	$(0.12)	$(0.16)
Number of shares used in diluted per common share computation	18,600,957	18,146,232

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	April 30, 2015	January 31, 2015

Current assets:
Cash and cash equivalents	$5,269,706	$6,522,600
Accounts receivable, net of allowance for doubtful accounts of $700,083 and $665,962, respectively	6,255,485	6,935,270
Contract receivables	248,674	191,465
Prepaid hardware and third party software for future delivery	30,978	55,173
Prepaid client maintenance contracts	1,006,895	935,858
Other prepaid assets	1,093,834	1,437,680
Deferred income taxes	220,004	220,004
Other current assets	114,052	207,673
Total current assets	14,239,628	16,505,723

Non-current assets:
Property and equipment:
Computer equipment	2,325,641	2,381,923
Computer software	750,532	964,857
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	727,654	724,015
	4,487,270	4,754,238
Accumulated depreciation and amortization	(1,683,426)	(1,617,423)
Property and equipment, net	2,803,844	3,136,815

Contract receivables, less current portion	34,842	43,553
Capitalized software development costs, net of accumulated amortization of $12,628,936 and $11,846,468, respectively	8,414,650	9,197,118
Intangible assets, net of accumulated amortization of $3,663,913 and $3,326,683, respectively	9,163,087	9,500,317
Deferred financing costs, net of accumulated amortization of $31,330 and $13,677, respectively	323,349	387,199
Goodwill	16,184,667	16,184,667
Other	826,603	823,723
Total non-current assets	37,751,042	39,273,392
	$51,990,670	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	April 30, 2015	January 31, 2015

Current liabilities:
Accounts payable	$1,718,689	$2,298,851
Accrued compensation	511,946	865,865
Accrued other expenses	779,523	563,838
Current portion of long-term debt	562,500	500,000
Deferred revenues	8,587,107	9,289,076
Current portion of capital lease obligation	766,442	781,961
Total current liabilities	12,926,207	14,299,591

Non-current liabilities:
Term loans	9,312,500	9,500,000
Warrants liability	567,916	1,834,380
Royalty liability	2,403,830	2,385,826
Lease incentive liability	352,155	342,129
Capital lease obligation	399,408	582,911
Deferred revenues, less current portion	1,203,125	964,933
Deferred income tax liability	220,005	229,579
Total non-current liabilities	14,458,939	15,839,758
Total liabilities	27,385,146	30,139,349

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $1,916,350 and $2,212,007, respectively	6,933,635	6,637,978

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 18,657,974 and 18,553,389 shares issued and outstanding, respectively	186,580	185,534
Additional paid in capital	78,925,512	78,390,424
Accumulated deficit	(61,440,203)	(59,574,170)
Total stockholders’ equity	17,671,889	19,001,788
	$51,990,670	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended April 30,
	2015	2014
Operating activities:
Net loss	$(1,866,033)	$(2,671,239)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	314,325	150,660
Amortization of capitalized software development costs	782,468	916,868
Amortization of intangible assets	337,230	358,879
Amortization of other deferred costs	59,362	38,838
Valuation adjustment for warrants liability	(1,266,464)	(1,138,021)
Share-based compensation expense	651,982	442,876
Other valuation adjustments	43,412	38,200
Loss on disposal of property and equipment	34,228	—
Provision for accounts receivable	80,086	—
Deferred tax expense	(9,574)	—
Changes in assets and liabilities, net of effects of acquisitions:
Accounts and contract receivables	551,201	528,680
Other assets	346,036	(927,325)
Accounts payable	(536,076)	(142,824)
Accrued expenses	(117,157)	(378,084)
Deferred revenues	(463,777)	(1,161,803)
Net cash used in operating activities	(1,058,751)	(3,944,295)

Investing activities:
Purchases of property and equipment	(15,582)	(592,498)
Capitalization of software development costs	—	(193,379)
Payment for acquisition, net of cash received	—	(5,890,402)
Net cash used in investing activities	(15,582)	(6,676,279)

Financing activities:
Principal repayments on term loan	(125,000)	(202,380)
Principal payments on capital lease obligation	(199,022)	(23,985)
Payment of deferred financing costs	2,111	(112,800)
Proceeds from exercise of stock options and stock purchase plan	143,350	592
Net cash used in financing activities	(178,561)	(338,573)
Decrease in cash and cash equivalents	(1,252,894)	(10,959,147)
Cash and cash equivalents at beginning of period	6,522,600	17,924,886
Cash and cash equivalents at end of period	$5,269,706	$6,965,739

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	April 30, 2015	January 31, 2015	April 30, 2014
Streamline Health Software Licenses	$25,347,000	$20,883,000	$2,006,000
Third Party Hardware and Software	113,000	255,000	54,000
Professional Services	8,046,000	7,485,000	6,948,000
Maintenance and Support	19,616,000	21,297,000	27,114,000
Software as a Service	21,465,000	22,575,000	26,808,000
Total	$74,587,000	$72,495,000	$62,930,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	April 30, 2015
	Value	% of Total Bookings
Streamline Health Software licenses	$4,736,000	74%
Software as a service	700,000	11%
Maintenance and support	5,000	0%
Professional services	966,000	15%
Hardware & third party software	—	0%
Total bookings	$6,407,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

Adjusted EBITDA Reconciliation

	Three Months Ended,
	April 30, 2015	April 30, 2014
Net loss	$(1,866)	$(2,671)
Interest expense	244	169
Income tax expense	(4)	1
Depreciation	314	151
Amortization of capitalized software development costs	782	917
Amortization of intangible assets	337	359
Amortization of other costs	43	27
EBITDA	(150)	(1,047)
Share-based compensation expense	652	443
Loss of disposal of fixed assets	34	—
Associate severances and other costs relating to transactions or corporate restructuring	140	451
Non-cash valuation adjustments to assets and liabilities	(1,223)	(1,100)
Transaction related professional fees, advisory fees and other internal direct costs	12	164
Other non-recurring operating expenses	—	574
Other non-recurring expenses	(750)	—
Adjusted EBITDA	$(1,285)	$(515)
Adjusted EBITDA Margin(1)	(21)%	(7)%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.12)	$(0.16)
Adjusted EBITDA per adjusted diluted share (2)	$(0.07)	$(0.03)

Diluted weighted average shares	18,600,957	18,146,232
Includable incremental shares — adjusted EBITDA (3)	—	—
Adjusted diluted shares	18,600,957	18,146,232

(1)	Adjusted EBITDA as a percentage of GAAP revenues
(2)	Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.
(3)

The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.